UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 24, 2012

Date of report (Date of earliest event reported)

XPO Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends our Form 8-K dated October 24, 2012, originally filed with the Securities and Exchange Commission on October 29, 2012 (the “Original Report”). We filed the Original Report to report our acquisition of the assets of Turbo Logistics, Inc. and Turbo Dedicated, Inc. (collectively, “Turbo”).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The combined balance sheets of Turbo Logistics, Inc. and Turbo Dedicated, Inc. as of December 31, 2011 and December 31, 2010 and the related combined statements of operations, parent company equity and cash flows for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 required by this Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The combined balance sheets of Turbo Logistics, Inc. and Turbo Dedicated, Inc. as of June 30, 2012 and December 31, 2011, and the related combined statements of operations, parent company equity and cash flows for the six months ended June 30, 2012 and June 30, 2011 required by this Item 9.01(a) are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number

23.1	Consent of Ernst & Young LLP, independent auditors

23.2	Acknowledgement of Ernst & Young LLP, independent accountants

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2012, and statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Auditors

(ii) Combined balance sheets of Turbo Logistics, Inc. and Turbo Dedicated, Inc. as of December 31, 2011 and December 31, 2010, and the related combined statements of operations, parent company equity and cash flows for the years ended December 31, 2011, December 31, 2010 and December 31, 2009

99.3	Financial Statements of Businesses Acquired

(i) Report of Independent Accountants

(ii) Combined balance sheets of Turbo Logistics, Inc. and Turbo Dedicated, Inc. as of June 30, 2012 and December 31, 2011, and the related combined statements of operations, parent company equity and cash flows for the six months ended June 30, 2012 and June 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: January 4, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent auditors

23.2	Acknowledgement of Ernst & Young LLP, independent accountants

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2012, and statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Auditors

(ii) Combined balance sheets of Turbo Logistics, Inc. and Turbo Dedicated, Inc. as of December 31, 2011 and December 31, 2010, and the related combined statements of operations, parent company equity and cash flows for the years ended December 31, 2011, December 31, 2010 and December 31, 2009

99.3	Financial Statements of Businesses Acquired

(i) Report of Independent Accountants

(ii) Combined balance sheets of Turbo Logistics, Inc. and Turbo Dedicated, Inc. as of June 30, 2012 and December 31, 2011, and the related combined statements of operations, parent company equity and cash flows for the six months ended June 30, 2012 and June 30, 2011